                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               November 9, 2000




                               Address of principal executive              State or other jurisdiction
Exact name of registrant as    offices; zip code; registrant's             of incorporation or
specified in its charter;      telephone number, including area            organization; IRS Employer
Commission File No.:           code:                                       Identification No.:
----------------------------   --------------------------------------      -------------------------------
DQE, Inc.                      Cherrington Corporate Center,               Pennsylvania
1-10290                        Suite 100, 500 Cherrington Parkway,         25-1598483
                               Coraopolis, PA 15108-3184
                               412-269-0700

Duquesne Light Company         411 Seventh Avenue                          Pennsylvania
1-956                          Pittsburgh, PA 15219                        25-0451600
                               412-393-6000
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Items 1-6.  Not applicable.

Item 7.  Financial Statements and Exhibits.

         99.1 Copies of slides included in presentations to the Chicago and Philadelphia investment communities.

Item 8.  Not applicable.

Item 9.  Regulation FD Disclosure.

     DQE's Investor Relations office will be making presentations to the Chicago and Philadelphia investment communities on November 9 and November 14, 2000. The presentations will incorporate and confirm the statements originally made public in DQE's analyst conference call and webcast of November 3, 2000, as updated by the additional slides included as exhibits hereto. A replay of the conference call and webcast is available through November 20 by accessing DQE's website
(www .dqe.com) and clicking on "DQE's 3rd Quarter 2000 Management Presentation."
The additional slides are also available through November 20 by accessing DQE's website and clicking on "DQE's Investment Community Presentation."


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            DQE, Inc.
                                                         --------------
                                                          (Registrant)


Date    November 9, 2000                             /s/ Frosina C. Cordisco
      ---------------------------                  -----------------------------
                                                           (Signature)
                                                       Frosina C. Cordisco
                                                   Vice President and Treasurer


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Duquesne Light Company
                                                  ------------------------------
                                                          (Registrant)


Date    November 9, 2000                               /s/ Frosina C. Cordisco
      ---------------------------                 ------------------------------
                                                            (Signature)
                                                          Frosina C. Cordisco
                                                             Treasurer

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